Interest and Other, Net (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 27, 2014	Dec. 28, 2013	Dec. 29, 2012
Interest and Other, Net [Abstract]
Interest income	$ 141	$ 104	$ 97
Interest expense	(192)	(244)	(90)
Other, net	94	(11)	87
Total interest and other, net	43	(151)	94
Interest Costs, Capitalized During Period	$ 276	$ 246	$ 240